EXHIBIT 10.36



AGREEMENT OF LEASE, made as of this 30th day of April 1997, between 370 LEX, L.L.C., party of the first part, hereinafter referred to as CARLY HOLDING, INC., party of the second part; hereinafter referred to as TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner SUITE #2000 in the building known as 370 LEXINGTON AVENUE in the Borough of Manhattan, City of New York, for the term of three (3) years, three (3) months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of June nineteen hundred and ninety-seven, and to end on the 31st day of August two thousand, both dates inclusive, at an annual rental rate of:

                               SEE ATTACHED RIDER

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

OCCUPANCY:

         1. Tenant shall pay the rent as above and as hereinafter provided.

USE:

         2. Tenant shall use and occupy demised premises for general and provided such use is in accordance with the Certificate of Occupancy for the building, if any, and or no other purpose.

ALTERATIONS:

         3. Tenant shall make no changes in or to the demised premises of any nature without owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly any duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair, any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS:
--------

         4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be

                                    Page -2-
collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant. If repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason or inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions, or improvements in or to any portion of the building or the demised premises or in and to the fixture appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which
Article 9 hereof shall apply.

WINDOW CLEANING:
----------------

         5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the New York State Labor Law or any other applicable law or the Rules of the Board of Standards and Appeals, or of any other Borough or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LANDS:
-------------------------------------------------

         6. Prior to the commencement of the lease term Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Offices, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building. If arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease):

         Except as provided in Article 3 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable in the building nor use the premises in a manner which will increase the

                                    Page -3-
insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent thereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or role for the building or demised premises issued by a body making fire insurance rates applicable in said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent violation, noise and annoyance.

SUBORDINATION:
--------------

         7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property or which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any ground or underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

PROPERTY--LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:
-------------------------------------------------

         8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction, Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any

                                    Page -4-
covenant or condition of this lease, or the careless ness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:
-------------------------------------

         9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.

                  (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.

                  (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided.

                  (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decided to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given with 90 days after such fire or casualty, specifying a date for the explanation of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy.

                                    Page -5-

                  (e) Nothing contained herein above shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first in any insurance in his favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not be obligated to repair any damages of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:
---------------

         10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceedings and Tenant shall have no claim for the value of any unexpired term of said lease.

ASSIGNMENT, MORTGAGE, ETC.:
---------------------------

         11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:
-----------------

         12. Rates and conditions in respect to submetering or rent inclusion, as the case may be,

                                    Page -6-
to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:
-------------------

         13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

VAULT; VAULT SPACE, AREA:
-------------------------

         14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and

                                    Page -7-
vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:
----------

         15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to the Owner's work, if any, in any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:
-----------

         16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                  (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of

                                    Page -8-
the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:
--------

         17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under Section 235 of Title ll of the U.S. Code (bankruptcy code):" or if any execution or attachment shall be issued against Tenant or any Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant; and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

                                    Page -9-

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:
-------------------------------------------

         18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of the Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demise premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:
------------------

         19. If tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay

                                    Page -10-
rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant thereof. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:
------------------------------------

         20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance in Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner to other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's impositions of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:
----------------------------

         21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties herein are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the charge, modification, discharge or abandonment is sought.

                                    Page -11-

END OF TERM:
------------

         22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on a Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding day.

QUIET ENJOYMENT:
----------------

         23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, in the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:
---------------------------

         24. If owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereinunder shall be a bated (provided Tenant is not responsible for Owners inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy, if permission is given to Tenant to enter into the possession of the demised premises to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:
----------

         25. The failure of Owner to seek redress for violation of, or to insist upon the strict

                                    Page -12-
performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver by in writing signed by owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All check tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreements to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:
------------------------

         26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO PERFORM:
---------------------

         27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired of excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable in make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any

                                    Page -13-
government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:
------------------

         28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to the Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed or left at the premises as herein provided. Any notice by Tenant to Owner must be settled first hereinbefore given or at such other address as Owner shall designate by written notice.

WATER CHARGES:
--------------

         29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection of system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as addition rely, on the first day of each month. %($ 0 ) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove of an in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reason or purposes hereinbefore set forth.

SPRINKLERS:
-----------

         30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommended or require the installation of a sprinkler

                                    Page -14-
system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler, system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $0, on the first day of each morning during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

ELEVATORS, HEAT, CLEANING:
--------------------------

         31. As long as Tenant is not in default under any of the covenants of this lease Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgement of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

SECURITY:
---------

         32. Tenant has deposited with Owner the sum of $6,566.50 security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect to any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease; including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before

                                    Page -15-
or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:
---------

         33. The Captions are inserted only as a matter of convenience and for reference and in no way decline, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:
------------

         34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

ADJACENT EXCAVATING SHORING:
----------------------------

         35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such

                                    Page -16-
excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:
----------------------

         36. Tenant and Tenant's servants, employees, agents visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's gents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made of adopted by Owner or Owner's agents, the parties hereto agree to submit the questions of the reasonableness of such Rule or Regulation for decision in the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice. In writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:
------

         37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Hills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:
---------------------

         38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates in which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

                                    Page -17-

DIRECTORY BOARD LISTING:
------------------------

         39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:
-----------------------

         40. The covenants, conditions and agreements contained in this lease shall bind and insure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

        In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of this day and year first above written.

                                   370 LEX L.L.C


Witness for Owner:                 By:  /s/                          [L.S.]
                                        ----------------------------

------------------
                                   CARLY HOLDING, INC.

Witness for Tenant:                By:  /s/ Irwin Zellermaier          [L.S.]
                                        -------------------------------
                                            Irwin Zellermaier, President

------------------








                                    Page -18-

RIDER ATTACHED HERETO AND MADE PART OF LEASE DATED AS OF THE 30 DAY OF APRIL, 1997 BY AND BETWEEN, 370 LEX L.L.C., AS LANDLORD, AND CARLY HOLDING, INC., AS TENANT, COVERING SUITE #2000 AT 370 LEXINGTON AVENUE, NEW YORK, NEW YORK.

Wherever the terms, covenants and conditions contained in the printed portion of this Lease shall be in conflict with any of the terms, covenants and conditions in the Additional Clauses 39 through 89 that follow, the Additional Clauses shall prevail.

         30. Tenant shall not be required to pay the first two months' rent (i.e., June 1, 1997 - July 31, 1997.) Notwithstanding anything to the contrary contained herein, all other rental obligations of Tenant set forth below are in full force and effect.

         40. RENT:

         Tenant shall pay to Landlord an annual rental rate as follows:

         (a) For the period commencing August 1, 1997 and ending May 31, 1998, the annual rental rate of $39,399.00 Dollars, payable in equal monthly installments of $3,283.25, in advance, on the first day of each and every month during said period.

         (b) For the-period commencing June 1, 1998 and ending May 31, 1999, the annual rental rate of $39,399.00 Dollars, payable in equal monthly installments of $3,283.25, in advance, on the first day of each and every month during said period.

         Notwithstanding anything to the contrary contained in paragraph (b) above, Tenant shall only be required to pay $1,641.63 per month for the months of June, 1998 and July, 1998.

         (c) For the period commencing June 1, 1999 and ending May 31, 2000, the annual rental rate of $39,399.00 Dollars, payable in equal monthly installments of $3,283.25, in advance, on the first day of each and every month during said period.

         (d) For the period commencing June 1, 2000 and ending August 31, 2000, the annual rental rate of $39,399.00 Dollars, payable in equal monthly installments of $3,283.25, in advance, on the first day of each and every month during said period.

         41. DEFINITIONS AND CAPTIONS:
             -------------------------

         The captions, numbers and definitions herein are inserted only as a matter of convenience and are not intended to define, limit, construe or describe the scope or intent of any paragraph, nor in any way affect this Lease. In conjunction herewith, the defined term "Landlord" as used in this Rider shall be deemed to be one and the same as the defined term "Owner" as used in the printed portion of this Lease.

         42. BROKER:
             -------

         Tenant represents and warrants that it has dealt with no broker in connection with the





                                   Page -19-
execution of this Lease or the showing of the Demised Premises other than Lexington Real Estate Company and Newmark & Company Real Estate, Inc. (collectively, the "Broker") and agrees to hold and save Landlord harmless from and against any and all liabilities from any claims of any broker other than the Broker, (including, without limitation, the cost of counsel fees in connection with the defense of any such claims).

         43. "AS IS" CONDITION:
             ------------------

         The Tenant has inspected the Demised Premises and agrees to accept the same in its present "as is" condition, and the Landlord makes no representation as to the condition of the premises, except for the work that the Landlord has obligated itself to perform, as more particularly described in the Work Letter annexed hereto, if any.

         44. INDEMNIFICATION:
             ----------------

         Tenant agrees to indemnify and save Landlord harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any work or thing or circumstance or occurrence whatsoever done by or on behalf of Tenant, in or about the Demised Premises, and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees, invitees or licensees, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about the demised premises from any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord, covenants to resist or defend, at Tenant's expense, such action or proceeding by counsel reasonably satisfactorily to Landlord.

         45. EXCULPATORY CLAUSE:
             -------------------

         If the Landlord or any successor in interest be an individual, receivership, joint venture, tenancy in common, co-partnership, limited liability company, unincorporated association, limited liability company, or other unincorporated aggregate of individuals or a corporation (all of which are referred to below in this Article 45 individually and collectively, as a "Landlord Entity), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such Landlord Entity in the land and Building of which the Premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord Entity in the event of any default or breach by Landlord Entity with respect to any of the terms, covenants and conditions of the Lease to be observed and/or performed by Landlord Entity, and no other property or assets of such Landlord Entity (or the individual or entity which is the receiver, if the Landlord Entity is a receivership) shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

         46. TENANT'S REPRESENTATION.
             ------------------------

         Tenant covenants that it will not do or suffer to be done in or upon the said premises any act




                                    Page -20-
or thing which shall damage the Landlord or its Tenants, and covenants that no business shall be carried on, nor any act or acts suffered or permitted to be done on said premises that in any manner conflicts with, or is contrary, to any law.

         Tenant covenants that if it performs any construction or alteration at the Demised Premises in accordance with all of the other terms and conditions of this Lease and, as a result of said construction, the normal heating supplied by the Landlord is altered or reduced, then the Landlord shall not be required to provide extra heat or perform any installations beyond what was being supplied or provided prior to the Tenant's work.

     47.  INSURANCE:
          ----------

         Tenant covenants and agrees that at all times during the term of this Lease, Tenant shall immediately secure, and thereafter maintain in full force, during the term hereof, at its own cost and expense, comprehensive general personal injury and property damage liability insurance against claims for bodily injury, death and property damage, such insurance to afford minimum protection during the term of this lease, of not less than $5,000,000 for bodily injury or death and not less than $1,000,000 for property damage, as well as fire and casualty insurance, together with extended coverage, in such amounts as required by Landlord. Such insurance policies shall insure against all costs, expenses and/or liability arising out of or based upon any and all claims, accidents, injuries and damages, whatsoever normally covered by such insurance caused to any person or property, wherein such accident, damage or injury occurred on or about the Demised Premises or the land and building of which the Demised Premises are a part. Landlord and Landlord's mortgagee shall be named as additional insureds in Tenant's policies. Such insurance shall be carried by an insurance company or companies licensed to do business in the State of New York and reasonably acceptable to Landlord. Upon commencement of the term hereof, and thereafter at least ten (10) days prior to the expiration of any such policy, Tenant shall deliver to Landlord the policy or policies of insurance or certificates thereof and evidence of the payment of the premium therefore. In the event Tenant shall fail to provide the aforesaid insurance Landlord shall have the right, but not the obligation, after giving Tenant five (5) days written notice given in accordance with Article 28, to procure and pay for any of such insurance and Tenant shall reimburse Landlord, on the first of the following month, as additional rent, the cost thereof with interest at the then maximum legal rate on the amount paid from the date of payment to the date of reimbursement. Each such policy shall contain an endorsement that such insurance may not be canceled or amended except upon thirty (30) days' written notice to Landlord. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as herein provided in the event of Tenant's default

     48.  LANDLORD'S ACCESS:
          ------------------

     Tenant covenants and agrees that it will permit Landlord, its agents, servants, employees, licensees, invitees and contractors, at any and all times during regular business hours, to pass and repass on and through the Demised Premises, or such portion thereof as may be necessary, in order that they or any of them may gain access to any facilities of the Building. Landlord shall make reasonable efforts to give Tenant advance notice of such entry and to avoid disruption of Tenant's business activities. Tenant agrees further that it will, during the entire term of this Lease, keep the Landlord informed of the




                                    Page -21-
telephone numbers of at least three persons or parties having keys to the Demised Premises in order that, in the event of an emergency which requires Landlord to have access to such facilities during other than regular business hours, Landlord may arrange with such persons or parties to be admitted to the Demised Premises, provided, however, that if Landlord is unable to arrange for admittance to the Demised Premises during any such emergency, or if time does not permit the making of such arrangements, Landlord shall have the right to gain admittance to the Demised Premises by forcibly or otherwise breaking into the Demised Premises, and the sole liability of Landlord to Tenant in such event shall be that Landlord shall be obligated to repair all damage caused by such breaking in within a reasonable time after the occurrence thereof.

     49.  ELECTRICITY:
          ------------

           A. As long as Tenant is not in default under any of the covenants of this Lease Landlord shall furnish Tenant with all such electric energy reasonably required in connection with the permitted use and occupancy of the Demised Premises. In addition to all other rent and additional rent payable herein, Tenant shall pay for the cost of such service at the rate of $3.00 (subject to survey) per square foot (subject to possible increase as hereinafter set forth), which payments shall be made in equal monthly installments in advance and shall constitute additional rent hereunder. At Landlord's option, Landlord may at any time cause a survey to be made by an independent electrical engineer or consultant selected by Landlord of the consumption of electric energy in the Demised Premises. The survey will include a determination of the power requirements of Tenant's equipment (including, but not limited to, any air conditioning equipment provided by Landlord) and of the lighting in the Demised Premises and a determination of the periods of use of such equipment and lighting. The result of the survey will be projected with such adjustments as Landlord determines to arrive at an estimate of the annual consumption of electric energy in the Demised Premises. On the basis of said estimate, the estimated cost attributable to the furnishing by Landlord of such quantity of electric energy to the Demised Premises shall be determined. If such estimated cost shall be greater than the sum set forth above, then the payment described above shall be increased as of the date of such survey so as to reflect such estimated additional cost. There may be, from time to time thereafter, a further adjustment in such payment based on a survey as above provided, or if there is any change in the cost attributable to the furnishing by Landlord of electric energy to the Demised Premises. Notwithstanding any other terms and conditions hereof, in~ the event that the cost to Landlord of furnishing electricity service shall increase, then Landlord may, at its option to be exercised by written notice to Tenant, increase the payment due hereunder by an amount equal to the sum set forth above multiplied by the percentage increase in the cost to Landlord. The increased additional rent payable by virtue of such notice shall commence as of the date of said increase in the rate payable by Landlord to such public utility. "Cost" as such term is used in this paragraph F shall be deemed to include, without limitation, all sales, use, excise or other taxes. Under no circumstances shall the electrical inclusion charge be less than the amount set forth above.

         B. Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. Tenant shall not make or perform or permit the making of, any alterations to wiring, installations or other electrical facilities in or serving the Demised Premises without the prior consent of Landlord in each instance (which shall not be unreasonably withheld). Should Landlord grant any such consent, all additional risers or other equipment required therefore shall be installed by Landlord and the cost thereof





                                    Page -22-
shall be paid by Tenant upon Landlord's demand; any such work performed by Landlord shall be comparable to costs payable for similar type installations performed by owners of property similar to the Building.

         C. Unless the same shall arise due to the willful act of Landlord in default of any of the terms and conditions of this Lease, Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the Demised Premises by reason of any requirement act or omission of the public utility company servicing the Building with electricity or for any other reason whatsoever. Landlord shall not in any other way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electrical services is changed or is no longer available or suitable for Tenant's requirements.

         D. Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon sixty (60) days' written notice to Tenant, and from and after the effective date of such termination, Landlord sh.111 no longer be obligated to furnish Tenant with electric energy, provided, however that such termination' date may be extended for a time reasonably necessary for Tenant to make arrangements to obtain electric service directly from the public utility company servicing the Building. If Landlord exercise such right of termination, this Lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company servicing the Building, and may utilize the then existing electric feeders, risers and wiring servicing the Demised Premises to the extent available and safely capable of being used for such purposes and only to the extent of Tenant's then authorized connected load. Landlord shall not be obligated to pay any part of any cost required for Tenant's direct electrical service.

         E. If any tax (other than a Federal, State or City Income Tax) is imposed upon Landlord's receipt from the sale or resale of electricity to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that where permitted by law, Tenant's pro rata share of such taxes shall be passed on to and included in the bill of, and paid by Tenant to Landlord.

         50. RENT ESCALATION - COST INCREASE:
             --------------------------------

         (A) For purposes of the formula and other provisions set forth in this Article and elsewhere in this Lease:

        (1) "Rate" shall mean the minimum regular hourly wage rate, including adjustments of every kind and nature (excluding, without limitation, all sums paid for fringe benefits), prescribed for Porters (as hereinafter defined) for Class A office buildings (or any successor category), pursuant to the present and any successor agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto), covering the wage rates for porters in such buildings ("Agreement"), provided, however, that, (a) if, at any time during the Term, regular employment of Porters occurs on days or during hours when the overtime or other premium pay rates are in effect pursuant to the Agreement, "Rate" shall mean the average hourly wage rate, including adjustments of every kind and nature (excluding, without limitation, fringe benefits) for the hours in a calendar week during which Porters are regularly employed, and that, (b) if, at any time during the Term, no Agreement exists, "Rate" shall mean





                                    Page -23-
the average minimum regular hourly wage rate, including adjustments of every kind and nature (excluding, without limitation, fringe benefits) actually payable to Porters at the rate for Porters employed at Class A office buildings as such buildings are presently described in the Agreement, except that at no time shall the amount payable be less than the amount being paid by the Tenant pursuant to this paragraph at the time the rate ceases to exist.

         (2) "Base Rate" shall mean the Rate in effect during the calendar year in which this Lease is

         (3) "Multiplication Factor" shall mean 1,713.

         (4) "Porters" shall mean those employees who have been employed for ten
(10) years or more and who are engaged in the general maintenance and operation of office buildings, claissified as "Others" in the current Agreement or, failing such classification in any subsequent Agreemerit, the most nearly comparable classification in such Agreement.

         (5) *INTENTIONALLY DELETED

         (6) *INTENTIONALLY DELETED

      (B) If, in any year during the Term, the Rate exceeds the Base Rate, Tenant shall pay Landlord an amount ("Expense Escalation") equal to the product of the Multiplication Factor multiplied by 100% of the amount by which the Rate exceeds the Base Rate, appropriately adjusted for any such period which is only partially within the Term. The Expense Escalation shall be payable in equal monthly installments, commencing with the first installment of Fixed Rent due on or after the effective date of any increase in the Rate and continuing thereafter until the effective date of any subsequent increase, whereupon such installments shall be appropriately adjusted. Landlord shall furnish Tenant with a statement itemizing Tenant's liability pursuant to this subdivision when ever such liability arises or changes. Except as limited by Articles 9 and 10, Tenant's obligation to make such payments shall survive the Expiration Date or any sooner termination of this Lease Notwithstanding the foregoing, if, by reason of any law or any rule, order,' regulation or requirement of any governmental or quasi-governmental authority having or asserting jurisdiction (collectively, "Law"), an increase in the Rate is reduced or does not take effect, or increases in the Rate are limited or prohibited, then, for the period covered by the Law ("Law Period"), the applicable increase ("Increase") in the Rate for purposes of this Article shall be the increase in the Rate ("Prior Increase") which most immediately preceded the effective date of the Law. The Increase shall take effect on the date following the expiration of the period for the Prior Increase and an equivalent Increase shall take effect on each anniversary of such effective date during the Law Period.

         (C) Each notice given by Landlord pursuant to subdivision (B) shall be binding upon Tenant unless, within thirty (30) days after its receipt of such notice, Tenant notifies Landlord of its disagreement therewith, specifying the portion thereof with which Tenant disagrees. Pending resolution of such dispute, Tenant shall, without prejudice to its rights, pay all amounts determined by Landlord to be due, subject to prompt refund by Landlord (without interest) upon any contrary determination.

         (D) Landlord's failure to timely bill all or any portion of the Expense Escalation (or any increase





                                    Page -24-
therein) for any period or periods during the Term (whether because of failure to timely consummate an Agreement or because of error or oversight of Landlord or its managing agent or for any other reason) shall not constitute a waiver of Landlord's right to ultimately collect such amount, nor a waiver of Landlord's right to bill Tenant at any subsequent time retroactively for the entire amount so unbilled, which unbilled amount shall be payable within thirty (30) days after being so billed.

         51. REAL ESTATE TAX ESCALATION:
             ---------------------------

         Tenant shall pay to Landlord, as additional rent, tax escalation in accordance with this Article.

         A. As used in this Article, the following definitions shall apply:

            1. The term "Base Tax Year' as hereinafter set forth for the determination of rea estate tax escalation shall mean the year July 1, 1997./June:%O, 1998.

            2. The term "Percentage" shall be deemed to mean .76%.

            3. The term "the Building Project" shall mean all of the land together with the improvements thereon known as 370 Lexington Avenue, New York, New York.

            4. The term "Comparative Year" shall mean the respective twelve (12) months following the Base Tax Year, and each subsequent period of twelve (12) months.

            5. The term "Real Estate Taxes" shall mean the total of all real property taxes and special or other assessments and/or vault charges levied, assessed or imposed at any time by any governmental authority or against the Building Project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said Building Project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said Building Project and any Business Improvement District Charges. If, due to a future change in the method of taxation or in the taxing authority, or for any other reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the Real Estate Taxes, or in lieu of additions to or increases of said Real Estate Taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "Real Estate Taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the terms of this Lease unexpired at the time of the imposition of such assessment, shall be included in "Real Estate Taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in Real Estate Taxes, for each Comparative Year in which such installments may be paid, the installments of such assessments so becoming payable during the Comparative Year, together with interest payable during such Comparative Year.

            6. The phrase "Real Estate Taxes payable during the Base Tax Year" shall mean that amount obtained by multiplying the valuations actually used by the City of New York, of the land and building of



                                    Page -25-
the Building Project (whether same be actual or a transitional assessment), for purposes of billing Real Estate Taxes during the Base Tax Year by the Base Tax Year rate for each $100.00 for such valuation.

      B. In the event that the Real Estate Taxes payable for any Comparative Year shall exceed the amount of such Real Estate Taxes payable during the Base Tax Year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to the Percentage of the excess. By or after the start of the Comparative Year following the Base Tax Year, and by or after the start of each Comparative Year thereafter, Landlord shall furnish to Tenant a statement of the Real Estate Taxes payable during the Base Tax Year and each Comparative Year, which statement shall reflect the amount to be paid by the Tenant pursuant to this Article 51. Tenant's obligation to-pay the amount herein provided for shall survive the expiration or earlier termination of this Lease.

      C. The amount due pursuant to the calculation provide for in sub-paragraph B above shall be due and payable within ten (10) days after Landlord shall .have delivered to Tenant a statement setting forth the amount equal to the Percentage of the excess and the basis therefore. Bills for such Taxes shall be sufficient evidence of amount, for the purpose of calculating the Percentage. In the event Tenant fails to pay its proportionate share when due, Landlord shall be entitled, with respect thereto, to any and all remedies to which Landlord may be entitled under this Lease for default in the payment of rent. The failure of Landlord to bill Tenant for the additional rent due in any fiscal year shall not prejudice the right of Landlord to subsequently bill Tenant for such fiscal year or any subsequent fiscal year.

      D. (1) Should the Real Estate Taxes payable during the Base Tax Year be reduced by final determination of legal proceedings, settlement or otherwise, then, the Real Estate Taxes payable during the Base Tax Year shall be correspondingly revised, the additional rent theretofore p~id or payable hereunder for all Comparative Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent. within ten (10) days after being billed therefore, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the Real Estate Taxes payable during the Base Tax Year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made and the amount due by the Landlord to the Tenant shall be paid within ten (10) days after the recomputation. Should the Real Estate Taxes paid during any Comparative Year be increased or decreased by a final determination of legal proceedings, settlement or otherwise, then an appropriate recomputation and adjustment shall be made between the Landlord and Tenant and any amount owed by the Tenant shall be paid within ten (10) days after the Tenant is billed therefore and be deemed additional rent, and any amount owed by the Landlord to the Tenant shall be paid within ten (10) days of the recomputation.

         (2) Tenant shall separately reimburse Landlord upon billing therefore the Percentage of any legal or consulting fees incurred by Landlord in reducing Real Estate Taxes for any Comparative Year.

      E. Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default), whether the same be the date herein above set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the Comparative Year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if not theretofore already billed and paid. The said proportionate share shall be based upon the



                                    Page -26-
length of time that this Lease shall have been in existence during such Comparative Year. Landlord shall, as soon as reasonably practicable, compute the additional rent due from Tenant, as aforesaid, which computations shall either be based on that Comparative Year's actual figures or be an estimate based upon the most recent statements prepared by Landlord and furnished to Tenant. If an estimate is used, then Landlord shall cause statements to be prepared on the basis of the Comparative Year"s actual figures as soon as they are available, and within ten (10) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made which shall survive any expiration or termination of this Lease.

         F. Any delay or failure of Landlord in billing for any additional rent shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent.

         52. * INTENTIONALLY DELETED
             -----------------------

         53. LATE PAYMENT CLAUSE:
             --------------------

             It is agreed that the rental under this Lease is due and payable in equal monthly installments in advance on the first day of each month during the entire lease term. In the event that any monthly installment of rent, or any other payment required to be made by the Tenant under this Lease shall be overdue for a period (the "Late Period") of ten (10) days, a late charge of four
(4) cents for each dollar so overdue may be charged by the Landlord for each month, or fraction of each month, from its due date until paid, for the purpose of defraying the expenses incurred in handling delinquent payments. Although no late payment penalties shall accrue until the end of the applicable Late Period, nothing contained in this Article 53 or elsewhere in this Lease shall prevent Landlord from commencing legal proceedings against Tenant for the nonpayment of rent or additional rent if same is not paid upon the first day of each month during the entire lease term.

         54. ATTORNMENT:
             -----------

             A. Tenant agrees that if by reason of default on the part of Landlord herein, under any ground or underlying lease or any mortgage affecting Landlord's interest, a ground or underlying lessor or a mortgagee shall enter into and become possessed of the real property of which the Demised Premises form a part. or any part or parts of such real property, either through possession or foreclosure action or proceedings, or through the issuance and delivery of a new lease of the Premises covered by the ground or underlying lease to a leasehold mortgagee, then, if this Lease is in full force and effect at such time, Tenant shall attorn to such lessor or such mortgagee as its Landlord; and in such event, such lessor or mortgagee shall not be liable to Tenant for any defaults theretofore committed by Landlord and no such default shall give rise to any rights of offset or deduction against the rents payable under this Lease.

             B. The provisions for attornment hereinbefore set forth shall not require the execution of any further instrument. However, if such lessor or mortgagee to which Tenant agrees to attorn, as aforesaid, reasonably requests a further instrument expressing such attornment, Tenant agrees to execute the same promptly and if Tenant fails so to do, Tenant hereby appoints Landlord Tenant's attorney-in-fact to execute any such instrument for and on behalf of Tenant.

                                    Page -27-

     55.  ENTIRE AGREEMENT:
          -----------------

          A. This Lease contains the entire agreement between the parties, and any agreement hereafter made shall not operate to change, modify, or discharge this Lease in whole or in part unless such agreement is in writing and signed by the party sought to be charged- therewith.

          B. Tenant expressly acknowledges and agrees that Landlord and its agents have not made and are not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises o( statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease.

          C. This Lease shall be governed in all respects by the laws of the State of New York.

     56.  SAVING PROVISION:
          ----------------

          If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall be not affected thereby, and every other provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

     57.  LEASE NOT BINDING UNLESS EXECUTED:
          ----------------------------------

          Submission by Landlord of the within Lease, for execution by Tenant, shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

     58.  ASSIGNMENT AND SUBLETTING, MORTGAGING:
          --------------------------------------

          A. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, or mortgage or otherwise encumber, all or any part of its interest in this Lease, sublet the Demised Premises, in whole or in part, or suffer or permit the Demised Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance.

          B. If Tenant shall desire to assign its interest in this Lease or to sublet the Demised Premises, the Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or subletting; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and (iv) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant. Landlord, by notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent, may terminate this Lease on a date to be specified in said notice (the "Termination Date") which date shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting nor later than sixty-one (61) days



                                    Page -28-
after said effective date. Tenant shall vacate and surrender the Demised Premises on or before the Termination Date and the term of this Lease shall end on the Termination Date as if it were the Expiration Date.

      C. If Landlord shall not exercise its option to terminate this Lease pursuant to subsection B above, Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting for the use permitted in this Lease, provided that:

          (1) The Demised Premises shall not, without Landlord's prior consent, have been listed or otherwise publicly advertised for assignment or subletting at a rental rate lower than the higher of (a) the Fixed Annual Rent and all Additional Rent then payable, or (b) the then prevailing rental rate for other space in the Building;

          (2) *INTENTIONALLY DELETED

          (3) Tenant shall not then be in default hereunder beyond the expiration of any applicable grace period;

          (4) the proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises, in a manner in keeping with the standards of the Building;

          (5) the proposed assignee or subtenant shall not then be a tenant, subtenant or assignee of any space in the Building, nor shall the proposed assignee or subtenant be a person or entity with whom Landlord is then negotiating to lease space in the Building;

          (6) the character of the business to be conducted in the Demised Premises by the proposed assignee or subtenant shall not be likely to substantially increase operating expenses or Building energy costs;

          (7) In case of subletting, the subtenant shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition and restriction that such sublease shall not be assigned, encumbered or otherwise transferred or the Demised Premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance;

          (8) No subletting shall end later than one (1) day before the Expiration Date nor shall any subletting be for a term of less than two (2) years unless it commences less than two (2) years before the Expiration Date;

          (9) No subletting shall be for less than the entire Demised Premises:

          (10) Tenant shall reimburse Landlord on demand for any costs, including reasonable attorneys' fees and disbursements, that may be incurred by Landlord in connection with said assignment or sublease; and




                                    Page -29-

          (11) Tenant and its subtenant shall execute and deliver an agreement in form and substance satisfactory to Landlord in its sole discretion that provides that upon default by Tenant in the payment of any rent or additional rent pursuant to this Lease, Subtenant shall, at Landlord's option, pay any rent and additional rent due under the sublease to Landlord, who shall offset same against Tenant's obligation herein, and any amount so paid shall be offset by Tenant as sublandlord against the obligations of the subtenant to Tenant.

          (12) Notwithstanding any contrary or inconsistent provisions of this Lease, in no event shall any sublessee or assignee of all or any portion of the Demised Premises pursuant to this Lease utilize any portion of the Demised Premises for any (a) telemarketing operation, (b) use by any government agency, bureau or department, (c) guard service, (d) messenger or delivery service, (e) immigration service, (f) school, (g) clinic, (h) medical use of any kind, (i) hospital, (j) social service organization or (k) personnel or employment agency.

If there it a dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any subletting or assignment, such dispute shall be determined by arbitration in the City of New York in accordance with the prevailing rules of the American Arbitration Association. The arbitrators shall be bound by the provisions of this Lease and shall not add to, subtract from, or otherwise modify such provisions. Notwithstanding any contrary provisions hereof, Tenant hereby waives any claim against Landlord for money damages which it may have based upon any assertion that Landlord has unreasonably. withheld or unreasonably delayed any consent to any assignment or a subletting pursuant to this Article. Tenant agrees that its sole remedy shall be an action or proceeding to enforce such provision or for specific performance.

     D. Every subletting hereunder is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Expiration Date or if Landlord should succeed to any portion of Tenant's estate in the Demised Premises, then at Landlord's election such subtenant shall either surrender that portion of the Demised Premises to Landlord within sixty (60) days of Landlord's request therefore, or shall attorn to and recognize Landlord as such subtenant's landlord under such sublease, and such subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

     E. Tenant shall deliver to Landlord a copy of each sublease or assignment made hereunder within ten (10) days after the date of Its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding any subletting or assignment provided for herein and, without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or anyone claiming by, through or under any subtenant or assignee which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant herein named, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for, the performance of Tenant's obligations hereunder, and shall remain fully and directly responsible and liable to Landlord for all acts



                                    Page -30-
and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Lease.

      F. Notwithstanding anything to the contrary contained in this Lease, no assignment of Tenant's interest in this Lease shall be binding upon Landlord unless the assignee, and. if the assignee is a partnership, the individual partners thereof, shall execute and deliver to Landlord an agreement, in recordable form, whereby such assignee agrees unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers.

      G. If Landlord shall have consented to any assignment or subletting, or if there is any transfer of this Lease by operation of law or otherwise, and if Tenant shall receive any consideration from its assignee or subtenant for or in connection with the assignment of Tenant's interest In this Lease or the subletting of the Demised Premises, as the case may be (excluding sums paid for the sale or rental of fixtures and leasehold improvements installed by Tenant) or, if Tenant shall sublet the Demised Premises at a rental rate (including additional rent) which shall exceed the Fixed Annual Rent and Additional Rent hereunder, Tenant shall pay to Landlord, as additional rent the full amount of such excess.

      H. Any transfer, by operation of law or otherwise, of the interest of Tenant in this Lease in whole or in part) or of a fifty percent (50%) or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this ease within the meaning of this Article. (The issuance of shares of such stock to other than the shareholders of Tenant existing as of the date of this Lease shall be deemed to be a transfer of such stock for the purposes of this Article). If there has been a previous transfer of less than fifty percent (60%) interest in Tenant, any other transfer of an interest in Tenant shall be deemed an assignment of the interest of Tenant in this Lease within the meaning of this Article. Anything contained herein to the contrary notwithstanding, the provisions of this section H shall not apply to the sale of shares by persons other than those deemed "insiders" within the meaning of the securities Exchange Act of 1934, as amended, where such sale is effected through any recognized exchange or through the "over-the-counter market", unless the same be related to, result in or be the result of any merger, consolidation, tender offer, takeover or other activity involving the acquisition of control of Tenant by another unrelated corporation or legal entity. All references to "Tenant" in this section H shall also be deemed to refer to any immediate or remote subtenant or assignee of Tenant.

      I. In the event that Tenant fails to execute and deliver any assignment or sublease to which Landlord consented under the provisions of this Article within forty five (45) days after the giving of such consent, then Tenant shall again comply with all of the provisions of this Article before assigning its interest in this Lease or subletting the Demised Premises.

      J. The consent of Landlord to an assignment or a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

      K. If Tenants interest in the Lease be assigned, or if the Demised Premises or any part hereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Fixed Annual Rent and all Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the



                                    Page -31-
provisions of this Article or of any default hereunder or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of all of the covenants, conditions, terms and- provisions on the part of Tenant to be performed or observed.

         59. TENANT'S CERTIFICATE:
             ---------------------

         Tenant shall, without charge, at any time and from time to time within ten (10) days after request by Landlord certify by written instrument, duly executed, acknowledged and delivered, to any mortgagee, assignee or purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord.

         (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modification):

         (b) Whether or not to the Tenant's knowledge there are any existing claims against the Landlord or any defenses, which would prohibit or prevent the Landlord from enforcing the provisions of the Lease; and

         (c) The dates, if any, to which the rental and other charges hereunder have been paid in advance.

      60. LANDLORD'S MANAGING AGENT:
          --------------------------

          Tenant agrees that all of the representations,, warranties, waivers and indemnities made in this Lease by Tenant for the benefit of the Landlord shall inure to the benefit of the Landlord's managing agent, its officers, directors, employees and independent contractors.

     61. LANDLORD'S COSTS BY TENANT'S DEFAULTS:
         --------------------------------------

         If Landlord, as a result of a default by Tenant of any of the provisions of this Lease, including the covenants to pay rent and/or additional rent, makes any expenditure or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding to successful adjudication, such sums so paid or obligations so incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefore, and if any expenditure is incurred in collecting such obligations, such sum shall be recoverable by Landlord as additional damages.

     62. SPECIAL SERVICES:
         -----------------

         Upon Tenant's request, Landlord or its managing agent may, but, except as otherwise expressly provided in this Lease, shall not be obligated to, perform or cause to be performed for Tenant from time to time various construction, repair and maintenance work, moving services and other types of work or services in or about the Demised Premises and the building. If such work or services shall be performed for Tenant, Tenant agrees to pay therefore, at Landlord's option, either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such



                                    Page -32-
services. Tenant agrees to pay all such charges within ten (10) days after Landlord or Landlord's managing agent has submitted a bill therefore and, unless otherwise expressly provided in writing, such charges shall be payable as additional rental under this Lease and in the event of a default hereunder Landlord shall have the same remedies that Landlord would have in the event of default in the payment of annual rental.

      63. MODIFICATION FOR MORTGAGE:
          --------------------------

      If, in connection with obtaining financing or refinancing for the Building of which the Demised Premises form a part, a banking, insurance or other institutional lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such default by such lender with the granting of such additional time for such curing as may be required for such lender to get possession of the said Building) or adversely affect the leasehold interest hereby created.

      64. CLEANING & RUBBISH REMOVAL:
          ---------------------------

      Landlord, at its expense, shall perform building standard cleaning services to the Demised Premises. Tenant shall use its best efforts to cause the Demised Premises to be kept clean. In the event Tenant desires additional cleaning services which are not deemed building standard, Tenant shall utilize for such cleaning only persons as designated by Landlord. Landlord hereby designates Superior Cleaning, L.L.C. as its designated cleaning contractor. Tenant shall remove all Tenant's rubbish and trash to such area of the Building at such time as Landlord shall designate and Landlord shall at Landlord's expense employ a carting company to dispose of such trash or rubbish of normal size and nature.

      65. EXTERMINATION:
          --------------

      Landlord, at its sole cost and expense, shall maintain such extermination services as are necessary to keep the Demised Premises free of pests, I and vermin at all times.

      66. ODORS:
          ------

          A. Tenant shall not permit any unusual or obnoxious odors to emanate from the Demised Premises. Tenant will, within five (5) days after written notice from Landlord, install at its own cost and expense, reasonable control devices or procedures to eliminate such odors, if any. In the event such condition is not remedied within said five-day period, Landlord may, at its discretion, either (a) cure such condition and thereafter add the cost and expense incurred by Landlord therefore to the next monthly rental to become due and Tenant shall pay said amount as additional rent; or (b) treat such failure on the part of Tenant to eliminate such obnoxious odors as a material default hereunder entitling Landlord to any of its remedies pursuant to the terms of this Lease. Landlord shall have the right to enter the Demised Premises at any time to inspect the same and ascertain whether they are clean and free of odors.

         B. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of


                                    Page -33-
action for damages arising after the commencement of the term of this Lease and will indemnify Landlord for all such suits, orders or decrees and permeation from the Demised Premises of unusual or objectionable odors, and Tenant shall further covenant to pay any attorney's fees or other legal expenses made necessary in connection with any claim or suit as aforesaid.

         C. In the event Landlord requires Tenant to install reasonable control devices or procedures to eliminate such odors, the material, size and location of such installations shall be subject to Landlord's prior written approval. Such work shall not be commenced until plan and specifications therefore have been submitted to and approved by Landlord.

         67. FLOOR LOADS:
             ------------

         Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole expense, in setting sufficient, in Landlord's sole judgment, to absorb and prevent vibration, noise and annoyance to other Tenants in Landlord's building.

         All of such machines and/or equipment installed by Tenant in the Demised Premises will not at any time be in violation of existing laws affecting the Demised Premises or in violation of the Certificate of Occupancy issued for the building of which the Demised Premises are a part.

         68. AIR CONDITIONING & VENTILATION:
             -------------------------------

          A. Tenant shall be permitted the use of and to operate the air conditioning equipment if any, serving the Demised Premises (the "Air Conditioning Unit"). Tenant acknowledges and agrees that the Air Conditioning Unit is Landlord's property. Landlord shall restore and replace the Air Conditioning Unit and all of the ducts, dampers, registers, grilles and appurtenances utilized in connection therewith at Landlord's cost and expense; and, Tenant shall at all times during the term hereof contract for and maintain regular service of said Air Conditioning Unit and related equipment with a recognized maintenance company and shall forward to Landlord duplicate executed original copies of such contract and all renewals and modifications thereof. Said contract shall include the thorough overhauling of the system at least once each year and shall be kept in full force and effect during the term of this Lease by Tenant. If Tenant fails to obtain or keep the aforesaid service contract in force and effect, the same may be made, performed. obtained or maintained by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within fifteen (15) days after rendition of a bill therefore.

      B. Use of the Demised Premises, or any part thereof, to a manner exceeding the design conditions thereof (including occupancy and connected electrical load) for heating and/or air conditioning service in the Demised Premises, or rearrangement of partitioning which interferes with normal heating and/or air conditioning service in the Demised Premises, or the use of computer or data processing machines, may require changes in the systems servicing the Demised Premises. Such changes so occasioned, shall be made by Tenant, at Tenant's expense. Tenant agrees to lower and keep closed the



                                    Page -34-

Venetian blinds or other window-coverings in the Demised Premises whenever required for the proper operation of the air conditioning service. No supplemental heating, ventilating or air conditioning equipment shall be installed or utilized by Tenant in the Demised Premises without Landlord's prior consent.

      C. No diminution or claim of constructive eviction shall or will be claimed by Tenant by reason of any interruption, curtailment or suspension of the air conditioning system.

      69. GOVERNMENTAL REGULATIONS:
          -------------------------

      If, at any time during the term of this lease, Landlord expends any sums for alterations or improvements to the building which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision of this lease which required Tenant to pay increases in Real Estate Taxes, within ten (10) days after demand therefore. If, however, the cost of such alteration or improvement is one which is required to be amortized over a period of time pursuant to applicable governmental regulations, Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of the lease term, the above-stated percentage of the reasonable annual amortization of the cost of the alteration or improvement made. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans.

      70. CONDITIONAL LIMITATION:
          -----------------------

      A. If Tenant shall default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either during any three months, whether or not consecutive, in any twelve (12) month period, and
(i) such default continued for more than five (5) days after written notice of such default by Landlord to Tenant and (ii) Landlord, after the expiration of such five (5) day grace period, served upon Tenant petitions and notices of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgment against Tenant, any further default In the payment of any money due Landlord hereunder which shall continue for more than five (6) days after Landlord shall give a written notice of such default shall be deemed to be deliberate and Landlord may thereafter serve 2 written three (3) days' notice of cancellation of this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof, and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

      B. In addition, if Tenant shall have defaulted in the performance of the same or a substantially similar covenant hereunder, other than a covenant for the payment of rent or additional rent, three times during any consecutive twelve (12) month period and Landlord, in each case shall have given a default notice in respect of such default, then, regardless of whether Tenant shall have cured such defaults within any applicable grace period, if Tenant shall again default in respect of the same or a substantially similar covenant hereunder within a twelve (12) month period after Landlord gave the second such default




                                    Page -35-
notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this Lease by serving a written three (3) days' notice of cancellation of this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term hereof, and Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as elsewhere provided in this Lease.

      71. HOLDOVER:
          ---------

      If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this Lease, such holding over shall not be deemed to extend the term or renew the Lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

      (a) 1/12 of the highest annual rent rate set forth on page one of this Lease, times 2.5, plus;

      (b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of the Lease, plus;

      (c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this Lease had this lease not expired, plus;

      (d) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this Lease, had this lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Lease The aforesaid provisions of this Article shall survive the expiration or sooner termination of this Lease.

      72. LIMITATION ON RENT:
          -------------------

      If at the commencement of, or at any time during the term of this Lease, the rent reserved in this Lease is not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant agrees to take such steps as Landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time to time during the continuance of such legal rent restriction (but not in excess of the amounts reserved therefore under this Lease). Upon the termination of such legal rent restriction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to (a) the restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

      73. BUILDING DIRECTORY:
          -------------------

     At the written request of Tenant, Landlord shall list on the building's directory the name of


                                    Page -36-

Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the Demised. Premises under the terms of this Lease, up to a maximum of three (3) listings without charge to the Tenant. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the Demised Premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the Demised Premises by, such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord, at any time, without notice.

     74. ADDITIONAL RENT
         ---------------

      All payments other than the annual rental to be made by Tenant pursuant to this Lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have fifteen (15) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such fifteen (15) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of any such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant's favor, Landlord shall refund to Tenant the amount overpaid.

     75. * INTENTIONALLY DELETED

     76. SIGNAGE:
         --------

         The Tenant shall not, without the prior written consent of the Landlord, install nor continue the use of any signs on the windows of the Demised Premised or on the door or in the hallways on the floor on which the Demised Premixes are located. The Tenant shall submit to the Landlord a rendering of any new proposed sign which shall be uniform to those in the building. If the Landlord gives its consent to a sign as provided for in this paragraph the Tenant, at the Tenant's own cost and expense, shall keep such sign in good and working condition. In addition, the Tenant shall pay, at its own cost and expense, the Landlord's cost of the sign and its installation.

     77.  MECHANIC'S LIEN:
              ----------------

     A. Notice is hereby given that the Landlord shall not, under any circumstances, be liable to pay for any work, labor or services rendered or materials furnished to or for the account of the Tenant upon or in connection with the Demised Premises, and that no mechanics or other liens for work, labor or services rendered or materials furnished to or for the account of the Tenant shall, under any circumstances, attach to or affect the reversionary or other estate or interest of the Landlord in or to the Demised Premises or in and to any alterations, repairs or improvements to be erected or made thereon.

     B. The Tenant shall not suffer nor permit. during the term hereby granted, any mechanic's or other liens for work, labor, services or materials rendered or furnished to or for the account of the Tenant upon or in connection with the Demised Premises or to any improvements erected or to be erected upon




                                    Page -37-
the same, or any portion thereof; and it is understood that Tenant shall obtain and deliver unconditional written waivers of mechanic's liens as specifically set forth in Article 3 of the printed form hereof. Nevertheless, Tenant shall hold the Landlord and the Demised Premises harmless from all liens or charges, of whatever nature or description, arising from, or in consequence of, any alterations or improvements that the Tenant shall make, or cause to be made, upon the Demised Premises.

      C. If a notice of mechanic's lien be filed against the Demised Premises for labor or materials alleged to have been furnished, or to be furnished at the Demised Premises to or for the Tenant or to or for someone claiming under the Tenant; and if the Tenant shall fail to take such action as shall cause such lien to be discharged within five (5) business days after the filing of such notice; the Landlord may pay the amount of such lien or discharge it by deposit or by bonding proceeding, and in the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor's claim. In such case, the Landlord may pay any judgment recovered on such claim. Any amount paid or expense incurred by the Landlord, as in the clause provided, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision of this Lease, or in defending any such action, shall be deemed to be additional rent for the Demised Premises, and shall be due and payable by the Tenant to the Landlord on the first day of the next following month or at the option of the Landlord, on the first day of any succeeding month. The receipt by the Landlord of any installment of the regular stipulated rent hereunder or any of such additional rent shall not be a waiver of any other additional rent then due.

     78. TENANT'S LIABILITY FOR CONSTRUCTION:
         ------------------------------------

     A. That in the event the Tenant performs any construction or alterations at the Demised Premises, Landlord shall not be responsible for any structural defect, latent or otherwise, in the premises, any equipment therein, or for the removal of asbestos or change of conditions elsewhere in the building or in the premises resulting from Tenant's construction or alteration, or for any damages to same or to goods or things contained or placed thereon or in the vicinity thereof.

     B. Tenant will indemnify and save Landlord harmless from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses including reasonable attorney's fees, which may be imposed upon or incurred by or asserted against Landlord by reason of any of the following occurring during the terms of this Lease:

         (i) any work or thing done by Tenant or any agent, contractor, employee, licensee or invitee of Tenant in, on or about the Demised Premises or any part thereof:

         (ii) any use, non-use, possession, occupation, condition, operation, maintenance or management by Tenant of the Demised Premises;

         (iii) all fines, suits, proceedings, claims, demands and actions of any kind or nature whatsoever brought by anyone whomsoever arising or growing out of or in any wise connection with the Tenant's use, operation and maintenance of the Demised Premises:

         (iv) any accident, injury, or damage to any person or property occurring in the Demised


                                    Page -38-

Premises or any part thereof;

         (v) any failure on the part of Tenant to perform or comply with any of the agreements, terms, or conditions contained in this Lease on its part to be performed or complied with. In the event that any action or proceeding shall be brought by Landlord by reason of any claim covered by this paragraph, Tenant, upon written notice from Landlord, will at Tenant's sole cost and expense resist or defend the same; and

         (vi) Tenant has been advised that Landlord makes no representation as to the load bearing capacity of the structure.

         79. TENANT'S WORK:
             --------------

         Prior to the Tenant commencing any work respecting any alteration or improvement at the Demised Premises, Tenant shall satisfy each and every conditions set forth below.

         (1) Tenant shall, at its sole cost and expense', supply Landlord with professionally prepared plans and specifications. Landlord hereby reserves the right to require certain revisions of such plans and specifications respecting the design and/or cosmetic features reflected therein, but further agrees not to unreasonably delay or withhold its consent for Tenant to be able to proceed with the anticipated work reflected on said plans and specifications.

          (2) Subsequent to the delivery and approval by Landlord of Tenant's plans and specifications, Tenant shall employ its own contractor in connection with the construction to be performed at the Demised Premises in accordance with those approved plans and specifications. Tenant agrees that all work to be performed shall be done in accordance with good and sound building standards and shall be further performed in a professional workmanlike manner. All of the Tenant's work shall be done in accordance with all governmental regulations, with the Tenant being responsible at its own cost and expense for obtaining permits and approvals, including asbestos inspection and removal, if necessary as well as sign-offs and compliance with the other provisions of this Lease. Furthermore, Tenant agrees that all work to be performed by any of the trades employed shall in no way affect work being performed at the building by Landlord, or any other tenant, subtenant or occupant of the Building Project (collectively, "Landlord's Authorized Entities"), or any of the unions of which any of Landlord's Authorized Entities contractors' employees may be members.

          (3) Tenant shall provide Landlord with a payment and completion bond covering any work to be performed by Tenant which runs in favor of Landlord, and shall further issue to Landlord a hold harmless and indemnification agreement relative to such proposed work.

          (4) Tenant shall provide insurance coverage in amounts satisfactory to Landlord and satisfactory to Landlord's lender which shall protect Landlord's interest during the course of construction and, in addition thereto, Tenant shall provide Landlord with a Certificate of Insurance reflecting such coverage, and the naming of Landlord and Landlord's lender as additional insureds.

      In the event Tenant shall violate any of the above provisions, same shall be considered a material




                                    Page -39-
breach under this Lease and Landlord shall be entitled to immediately avail itself of all legal remedies that it is entitled to with respect to such breach.

      80. LANDLORD'S WORK:
          ----------------

      Notwithstanding anything to the contrary contained in this Lease, the Landlord shall perform certain work to the Demised Premises in good workman-like manner, as more particularly set forth on the Work Letter annexed hereto and made part hereof. The Landlord's obligation to perform same is subject to compliance by Tenant with all of the Tenant's obligations under the Work Letter and, in particular, the Tenant's requirement to deliver its written plans and specifications, as more particularly set forth in the annexed document.

      81. POSSESSION DATE:
          ----------------

      June 1, 1997.

      82. *INTENTIONALLY DELETED

      83. USE AND OCCUPANCY:
          ------------------

     Tenant shall use and occupy the Demised Premises in a high class manner in accordance with Article 2 hereof.

     Tenant agrees that Landlord shall have the right to prohibit the continued use by Tenant of any method of business operation, advertising or displays if, in Landlord's opinion, the continued use thereof would impair the reputation of the building in which the Demised Premises are located, or is otherwise out of harmony with the general character thereof, and upon notice from Landlord, Tenant shall forthwith refrain from or discontinue such activities. The parties agree that any breach by Tenant of the provisions of this Article shall constitute a material breach of this Lease on the part of the Tenant hereunder which if not cured within three (3) days after notice from Landlord, shall, in addition to all other rights and/or remedies available to Landlord under this Lease or in law or in equity, constitute an event of default as defined in
Article 17 of this Lease.

     84.  MISCELLANEOUS PROVISIONS:
          -------------------------

     A. Prior to Tenant or any subtenant of Tenant moving out of the Building, Tenant or such subtenant shall pay to Landlord a sum of money equal to Landlord's estimate of costs which Landlord will incur in connection with such move-out including, without limitation, payroll costs for freight elevators operators and other building personnel. No move-out shall be effected prior to such payment.

     B. Tenant shall not permit any animals to be brought into any portion of the Demised Premises or the building of which same form a part by Tenant or any employee, servant, contractor or invitee of Tenant.

     85.  *INTENTIONALLY DELETED



                                    Page -40-

     86. ADDITIONAL DEFAULT REMEDIES:
         ----------------------------

     It is hereby agreed that in the event of the termination of this Lease pursuant to the provisions of Article 17, notwithstanding the provisions of
Article 18, that Landlord shall, at Landlord's option, forthwith be entitled to recover from Tenant as and for liquidated damages with respect to any such lease termination, an amount equal to the rent reserved hereunder for the unexpired portion of the term demised. In the computation of such damages, all rent payable hereunder after the date of termination, shall be discounted from the date installments of rent would be due hereunder if this lease had not been terminated to the date of payment at the rate of four (4%) percent per annum. In the event that the premises demised hereunder are relet after the date of such termination and the date of the collection of the aforesaid liquidated damages, then Landlord agrees that on the date (the "Normal Expiration Date") which would otherwise have been the normal expiration of this lease but for the termination of this lease pursuant to the provisions of Article 17, Landlord shall pay to Tenant a sum equal to the fixed annual rent actually paid Landlord (exclusive of any escalation payments, tax payments, fuel payments, operating costs payments, percentage payments and the like whether denominated as rent or otherwise) from the date of such termination to the Normal Expiration Date, less any and all expenses of any type, kind or nature incurred by Landlord in connection with the reletting of the Demised Premises whether foreseen or unforeseen and whether ordinary or extraordinary as conclusively determined by Landlord, provided, however, that such payment shall in no event exceed the amount of liquidated damages actually paid by Tenant as aforesaid. The foregoing, however, shall not imply any obligation upon Landlord to relet the premises demised hereunder in the event of any termination pursuant to the provisions of Article 17, nor shall it constitute Landlord as Tenants agent with respect to any relettinq of such premises demised hereunder. Nothing herein contained shall, however, limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of any such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to, or less than the amount referred to above.

     87. Tenant understands and agrees that Landlord is under, no obligation whatsoever to mitigate damages in the event Tenant abandons the premises or is evicted from the premises. Accordingly, Tenant shall remain fully liable for all monetary obligations arising under the lease for the stated term of the lease.

     88. Landlord agrees to perform the following work to the demised premises in accordance with building standard materials and labor as follows:

     1)  soundproof the air conditioning room;
     2)  clean, patch and paint air conditioning room;
     3) sink, range and refrigerator in air conditioning room to be in working order;
     4)  re-lamp all fixtures and fix lenses where necessary;
     5)  refinish front door;
     6)  supply and Install new blinds;
     7)  patch and paint walls where necessary;
     8)  stretch and re-tack carpet;
     9)  change all entry door hardware to key and lock;


                                   Page -41-

     10)  replace one (1) door; and
     11) insure electrical capacity for five (5) computers together with appropriate electrical receptacles for same.

     89. The standard building services are provided Monday through Friday (excluding holidays) and include the following:

     1) Nightly: waste paper removal, floor sweeping, low dusting and bathroom cleaning.
     2) Weekly: vacuuming.
     3) Window washing provided three times per year.

     All of the above services are provided at Landlord's expense. Building management may be contacted for additional or supplemental services required for your premises. These services are provided for a fee and include any additions to the above list.

                                                      LANDLORD:
                                                      370 LEX L.L.C.

                                                      By:
                                                         -----------------------

                                                      TENANT:

                                                      CARLY HOLDING, INC.

                                                      By: /s/ Irwin Zellermaier
                                                         -----------------------
                                                            IRWIN ZELLERMAIER,
                                                            President















                                    Page -42-